UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2020
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GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;
Transfer of Listing

On April 22, 2020, GNC Holdings, Inc. (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company was no longer in compliance with: (a) Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), which requires the 30 trading-day average closing price of the Company’s common stock (the “Shares”) to be above $1.00 per share (the “Share Price Deficiency”) and (b) Section 802.01B of the NYSE Listed Company Manual, which requires the 30 trading-day average market capitalization of the Company to be above $50 million (unless, at the same time, the Company’s total stockholders’ equity is equal to or greater than $50 million) under (the “Market Capitalization Deficiency”). As set forth in the Notice, as of April 21, 2020, the 30 trading-day average closing share price of the security was $0.56, the 30 trading-day average market capitalization was approximately $47.3 million and its last reported stockholders’ equity as of December 31, 2019 was approximately $(207.3) million.
Pursuant to Section 802.01C, the Company has a period of six months following its receipt of the Notice with respect to the Share Price Deficiency to regain compliance with the minimum share price requirement. In order to regain compliance, on the last trading day of any calendar month during the cure period, the Shares must have (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30‑trading day period ending on the last trading day of such month. As required by the NYSE, the Company plans to timely notify the NYSE of its intent to pursue actions to meet the minimum average share price requirement and restore its compliance with the relevant standards required in Section 802.01C within the six-month period allowed by the NYSE.
As required by the NYSE, the Company also intends to timely notify the NYSE of its intent to present a plan to cure the Market Capitalization Deficiency and restore its compliance with the NYSE continued listing standards. Pursuant to Section 802.02 of the NYSE Listed Company Manual, the Company has a period of 45 days from its receipt of the Notice with respect to the Market Capitalization Deficiency to submit a plan advising the NYSE of definitive actions the Company has taken, or is taking, that would bring it into conformity with the market capitalization listing standard within 18 months of its receipt of the Notice. If the NYSE accepts the plan, the Shares will continue to be listed on the NYSE during the 18-month period, subject to compliance with other NYSE continued listing standards and continued periodic review by the NYSE of the Company’s progress with respect to its plan. If the plan is not submitted on a timely basis, is not accepted, or is accepted but the Company does not make progress consistent with the plan during the plan period, the Shares will be subject to suspension and delisting from the NYSE. In addition, the NYSE can at any time suspend trading in a security and delist the stock if it deems it necessary for the protection of investors.
As set forth in the Notice, pursuant to rule filing SR-NYSE-2020-36, the NYSE is providing for a longer period of time to regain compliance by tolling both the 18-month and six-month compliance periods described above through June 30, 2020.
Subject to the Company’s compliance with the listing requirements of the NYSE and as described above, during the 45-day period (and as applicable, the remaining portion of the six-month and, as applicable, 18-month period) referred to above, the Shares will continue to trade on the NYSE under the symbol “GNC” with the added designation of “.BC” to indicate the status of the Shares as “below criteria.” If the Shares are suspended and delisted from the NYSE, the Company expects that the Shares would be quoted on an over-the-counter market, although there is no assurance that an active market in the Shares would develop.
No assurance can be given that the Company will be able to regain compliance with these requirements or maintain compliance with the other continued listing requirements set forth in the NYSE Listed Company Manual. If trading in the Shares is suspended on the NYSE or the Shares are delisted by the NYSE for any reason, it could negatively impact the Company as it would likely reduce the liquidity and market price of the Shares; reduce the number of investors willing to hold or acquire the Shares; negatively impact the Company’s ability to access equity markets and obtain financing; and impair the Company’s ability to attract and retain employees by means of equity compensation.
Item 7.01.    Regulation FD Disclosure.

On April 28, 2020, the Company issued a press release with respect to its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Forward-Looking Statements

The Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information. Forward-looking statements can often be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding the Company’s strategy and outlook. While Company believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain and subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other things: the highly competitive industry in which we operate; unfavorable publicity or consumer perception of our products; product innovation; our exploration of new strategic initiatives; our manufacturing operations; relationships with our vendors; our distribution network and inventory management; our ability to develop and maintain a relevant omni-channel experience for our customers; the performance of, and our relationships with, our franchisees; the location of our stores; availability of raw materials; risks related to COVID-19 (novel coronavirus) and its impacts on our markets (including decreased customer traffic at malls and other places our stores are located); general economic conditions; the risk of delays, interruptions and disruptions in our global supply chain, including disruptions in supply due to COVID-19 (novel coronavirus) or other disease outbreaks; material claims or product recalls; regulatory compliance; the value of our brand name; privacy protection and cyber-security; our current debt profile and risks related to our capital structure; possible joint ventures; our key executives and employees; insurance; our ability to otherwise satisfy the NYSE’s requirements with respect to the Share Price Deficiency and the Market Capitalization Deficiency; and tax rate risks. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a more detailed discussion of important factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits:

Exhibit Number                Description
99.1                        Press Release, dated April 28, 2020, issued by GNC Holdings, Inc.

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated April 28, 2020, issued by GNC Holdings, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2020
GNC HOLDINGS, INC.

By:    /s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer